UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

Home Plate Acquisition Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-40844	86-2858172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 1314
New York, NY 10028
(917) 703-2312
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock and one-half of one Redeemable Warrant	HPLTU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HPLT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	HPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company          ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2023, Home Plate Acquisition Corporation (the “Company”) and Home Plate Sponsor LLC (the “Sponsor”), the sponsor of the Company, entered into a non-redemption agreement (“Non-Redemption Agreement”) with one or more unaffiliated third party or parties in exchange for such third party or third parties agreeing not to redeem an aggregate of 2,049,999 shares of Class A common stock, par value $0.0001 per share, of the Company sold in its initial public offering (“Non-Redeemed Shares”) at the special meeting called by the Company (the “Special Meeting”) to, among other things, approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date by which the Company must consummate an initial business combination (such proposed Charter amendment, as proposed to be considered and voted upon at the Special Meeting, the “Extension Amendment”) for up to six additional months until as late as October 4, 2023 (such proposal, the “Extension Amendment Proposal”). In exchange for the foregoing commitments not to redeem such shares, the Sponsor has agreed to transfer to such third party or third parties an aggregate of 410,000 shares of the Company’s Class A common stock held by the Sponsor immediately following consummation of an initial business combination if such third party or third parties continue to hold such Non-Redeemed Shares as of 5:00 P.M., New York Time, on the date of the Special Meeting. The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment Proposal is approved by Company’s stockholders. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the approval of the Extension Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names and interests of the Company’s directors and officers in the definitive proxy statement dated March 13, 2023 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Proxy Statement without charge at the SEC’s website at www.sec.gov, or by directing a request to: Home Plate Acquisition Corporation, P.O. Box 1314, New York, NY 10028.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2023
HOME PLATE ACQUISITION CORPORATION

	By:	/s/ Jonathan Rosenzweig
	Name:	Jonathan Rosenzweig
	Title:	Chief Financial Officer and Secretary

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